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                                                                   Exhibit 10.13

                          AMENDMENT TO LETTER AGREEMENT

                  This Amendment to Letter Agreement, dated as of October 19, 2001 (the "Agreement), is between Weight Watchers International, Inc. (the "Company") and The Invus Group, Ltd. ("Invus").

                              W I T N E S S E T H:

                  WHEREAS, pursuant to the Letter Agreement, dated as of September 29, 1999 (the "Management Agreement"), the Company retained Invus to provide it with certain management, business strategy, consulting and financial services; and

                  WHEREAS, each of the Company and Invus desires to amend the Management Agreement to the extent and upon the terms and conditions set forth herein;

                  NOW, THEREFORE, in consideration of the premises and mutual agreements contained herein, the parties hereto hereby agree as follows:

                  SECTION 1 AMENDMENT OF MANAGEMENT AGREEMENT

                  1.1 AMENDMENT OF SECTION 8 OF THE MANAGEMENT AGREEMENT.
Section 8 of the Management Agreement is hereby amended by deleting the last sentence of such Section and substituting therefor the following:

                  "This agreement may be terminated by Invus at any time or by WW at any time after Artal Luxembourg S.A. beneficially owns less than a majority of the total voting stock of WW."

                  SECTION 2 MISCELLANEOUS

                  2.1 LIMITED EFFECT. Except as expressly amended hereby, the Management Agreement is, and shall remain, in full force and effect in accordance with its terms.

                  2.2 COUNTERPARTS. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

                  2.3 GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
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                  IN WITNESS WHEREOF, the parties hereto have caused this
Agreement to be duly executed by their respective officers as of the day and year first above written.


                                          WEIGHT WATCHERS INTERNATIONAL, INC.


                                          By:___________________________
                                             Name:
                                             Title:


                                          THE INVUS GROUP, LTD.


                                          By:___________________________
                                             Name:
                                             Title: